                                                                    EXHIBIT 10.8

            THIRD AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT AND
                              ASSUMPTION AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT, LIMITED CONSENT AND ASSUMPTION AGREEMENT (this "Amendment"), dated as of November 14, 2001, is among BASTET BROADCASTING, INC., a Delaware corporation ("Bastet"), MISSION BROADCASTING OF WICHITA FALLS, INC., a Delaware corporation ("Mission Wichita Falls" and together with Bastet, collectively, the "Original Borrowers"), MISSION BROADCASTING OF JOPLIN, INC., a Delaware corporation ("Mission Joplin" and together with the Original Borrowers, collectively, the "Borrowers"), the several Banks (as such term is defined in the hereinafter described Credit Agreement) parties to this Amendment, and BANK OF AMERICA, N.A., as Administrative Agent for the Banks (in such capacity, the "Administrative Agent").

                                R E C I T A L S:

      A. The Original Borrowers are parties to a Credit Agreement dated as of January 12, 2001 (as amended by the First Amendment to Credit Agreement dated as of May 17, 2001, the Second Amendment to Credit Agreement dated as of June 14, 2001, and as the same may be further amended, modified, restated, supplemented, renewed, extended, increased, rearranged and/or substituted from time to time, the "Credit Agreement") among the Original Borrowers, the Administrative Agent, Barclays Bank PLC, as Syndication Agent, First Union National Bank, as Documentation Agent, and the several Banks from time to time parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

      B. Each of the Original Borrowers is a direct Wholly-Owned Subsidiary of David Smith ("Smith").

      C. Subsequent to the date of the Credit Agreement, Smith formed Mission Joplin as a Wholly-Owned Subsidiary.

      D. The Original Borrowers and Mission Joplin have requested that Mission Joplin be added as a "Borrower" under the Credit Agreement, as such term is defined therein, subject to all liabilities and entitled to all privileges of a Borrower thereunder, in exchange for Mission Joplin's assumptions of all Obligations thereunder.

      E. In addition, the Borrowers have advised the Administrative Agent that they wish to effect the following transactions (the "Proposed Transactions"):

            (i) the purchase by Mission Joplin of commercial television broadcast station KODE-TV, Joplin, Missouri (the "Station") and all related assets necessary to operate the Station (collectively, the "Specified Assets"), from GOCOM Broadcasting of Joplin, LLC, a Delaware limited liability company and GOCOM of Joplin License Sub, LLC, a

      Delaware limited liability company (collectively, the "Sellers") for an aggregate cash purchase price not to exceed $14,000,000, upon and subject to the terms and conditions of a purchase and sale agreement and related documents, each substantially in the form previously provided by the Borrowers to the Administrative Agent (the "Asset Purchase Documents", and the purchase of the Specified Assets, the "Proposed Asset Purchase");

            (ii) the execution, delivery and performance by Mission Joplin and the Sellers of a Time Brokerage Agreement with respect to the Station, substantially in the form previously provided by the Borrowers to the Administrative Agent (the "KODE TBA" ); and

            (iii) the execution, delivery and performance by Mission Joplin and Nexstar Broadcasting of Joplin L.L.C. ("Nexstar Joplin") of a Shared Services Agreement with respect to the Station, substantially in the form previously provided by the Borrowers to the Administrative Agent (the "KODE SSA").

      F. The written consent of Majority Banks is required prior to the consummation of the Proposed Transactions pursuant to Section 8.04(d) of the Credit Agreement inasmuch as the Consolidated Total Leverage Ratio immediately prior to the consummation of such transactions is greater than 5:00:1:00.

      G. Accordingly, the Borrowers have further requested that the Banks (i) consent to the consummation of the Proposed Transactions and (ii) in connection therewith, increase the Aggregate Commitments under the Credit Agreement from $43,000,000 to $58,000,000, in each case as more fully set forth herein.

      H. The several Banks party to this Amendment are willing to consent to the Proposed Transactions and to amend the Credit Agreement as set forth herein, subject in each case to the performance and observance in full of each of the terms and conditions and in reliance upon the representations and warranties of the Borrowers set forth hereinbelow.

      NOW, THEREFORE, in consideration of the premises and the covenants, terms, conditions, representations and warranties herein contained, the parties hereto agree hereby as follows:

      Section 1. AMENDMENTS. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrowers herein contained, the Borrowers and the several Banks parties to this Amendment hereby agree to amend the Credit Agreement as of the Amendment Effective Date (as hereinafter defined) as follows:

      (a) Amendment to Add Additional Borrower. The Credit Agreement is hereby amended to add Mission Joplin as a Borrower for all purposes thereunder. Pursuant to such addition, Mission Joplin, the Original Borrowers, the Banks and the Administrative Agent are each hereby bound from and after the Amendment Effective Date by all of the provisions of the Credit Agreement, and for all purposes the provisions of the Credit Agreement shall pertain to

Mission Joplin as a Borrower thereunder to the same extent as if Mission Joplin had originally been a party thereto.

      (b) Amendment to Definition of Borrower. Pursuant to the amendment contained in Section 1(a) above, the definitions of "Borrower" and "Borrowers" contained in the preamble and Section 1.01 of the Credit Agreement are amended to include Mission Joplin.

      (c) Amendment to Increase Commitments. Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and Schedule 2.01 attached hereto is inserted in lieu thereof and the Commitments of the Banks are hereby increased as reflected therein.

      (d) Amendment to Definition of Loan Documents. Section 1.01 is amended by inserting the following proviso at the end of the existing definition of "Loan Documents":

            "provided, that, for the purposes of Sections 9.02 and 12.01 of this Agreement, the term "Loan Documents" shall not include any Interest Rate Protection Agreement with any Bank or any Affiliate of any Bank"

      (e) Amendment to Section 12.07. Section 12.07(a) is amended by inserting the following sentence to the end thereof:

            "The Borrowers and the Administrative Agent hereby grant the consent required by the immediately preceding sentence with respect to any assignment that any Bank may from time to time make to any Affiliate or any Related Fund of such Bank or any assignment that any Bank may from time to time to any other Bank or any Affiliate or Related Fund of any other Bank provided that the Borrowers and the Administrative Agent are each given at least three (3) Business Days' written notice prior to the effective date of such assignment."

The amendments set forth in this Section 1 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

      Section 2. ASSUMPTION. Mission Joplin hereby expressly and unconditionally ratifies and assumes (a) all of the Obligations of the Borrowers under the Credit Agreement, including, without limitation, the Borrowers' obligations under Sections 2.01. 2.07, 2.12, 10.01 and 12.05 of the Credit Agreement, as if Mission Joplin had been an original party to the Credit Agreement and (b) the due and punctual performance and observance of all of the obligations to be performed and provisions to be observed by the Borrowers under the Credit Agreement. Mission Joplin specifically acknowledges and agrees that such assumption pertains to all Obligations under the Credit Agreement notwithstanding that a portion of such Obligations are outstanding prior to the effective date of this Amendment.

      Section 3. LIMITED CONSENT. Subject to the terms and conditions set forth in this Amendment, and in reliance upon the representations and warranties of the Borrowers made herein, the several Banks parties to this Amendment hereby:

            (a) consent to (i) the Proposed Asset Purchase pursuant to and in accordance with the Asset Purchase Documents for an aggregate cash purchase price of not more than $14,000,000, and (ii) the execution, delivery and performance by Mission Joplin of the KODE TBA and the KODE SSA, each of which consents is granted pursuant to and in satisfaction of the consent requirements set forth in Section 8.04(d) of the Credit Agreement, provided, that (i) the Borrowers and the Proposed Transactions otherwise comply in all respects with all other requirements set forth in such Section 8.04(d) and all other requirements set forth elsewhere in the Credit Agreement or in any of the other Loan Documents, and (ii) any revisions to any of the Asset Purchase Documents, the KODE TBA or the KODE SSA from the forms previously provided by the Borrowers to the Administrative Agent, and any additional agreements or instruments executed in connection therewith, shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion;

            (b) consent to the execution, delivery and performance by the parties thereto of the First Amendment to Amended and Restated Credit Agreement and Limited Consent dated as of even date herewith relative to the Nexstar Credit Agreement (the "Nexstar Amendment"), and all transactions described therein.

The consents set forth in this Section 3 are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be effected hereby.

      Section 4. CONDITIONS PRECEDENT. The parties hereto agree that the consents contained herein shall not be effective until the satisfaction of each of the following conditions precedent:

      (a) Execution and Delivery of this Amendment. The Administrative Agent shall have received a copy of this Amendment executed and delivered by each of the applicable Credit Parties and by all Banks necessary for the effectiveness of each of the amendments and consents set forth herein pursuant to Section
12.01 of the Credit Agreement.

      (b) Representations and Warranties. Each of the representations and warranties made in this Amendment shall be true and correct on and as of the Amendment Effective Date as if made on and as of such date, both before and after giving effect to this Amendment.

      (c) Effectiveness of First Amendment to Nexstar Credit Agreement. All conditions precedent to the effectiveness to the First Amendment to Credit Agreement and Limited Consent dated as of even date herewith concerning the Nexstar Credit Agreement (the "Nexstar Amendment") shall have been satisfied in a manner reasonably satisfactory to the Administrative Agent of such credit facility.

      (d) Amended and Restated Promissory Notes. All Banks that previously requested and received promissory notes pursuant to Section 2.02(b) of the Credit Agreement shall have received amended and restated promissory notes executed and delivered by the Borrowers, which promissory notes reflect a face amount equal to the Commitment of such Bank under the Credit Agreement, as increased by this Amendment, and are otherwise in a form prescribed by the Administrative Agent. Such Notes shall be secured by and entitled to all of the rights and benefits of the Credit Agreement and the other Loan Documents.

      (e) Legal Opinions and Additional Loan Documentation. The Administrative Agent shall have received each of the items set forth in this Section 4(e) below, each in form and substance reasonably satisfactory to the Administrative Agent and the Banks with increased Commitments hereunder and in sufficient copies for each such Bank:

            (i) Legal Opinions.

                        (A) An opinion of Arter & Hadden, counsel to the
            Borrowers, addressed to the Administrative Agent and the Banks, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Administrative Agent; and

                        (B) an opinion of Kirkland & Ellis, counsel to the
            Nexstar Entities and special counsel to the Borrowers, addressed to the Administrative Agent and the Banks, which opinion shall cover such matters incident to the transactions contemplated herein and in the other Loan Documents as the Administrative Agent may reasonably request and shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (ii) Closing Certificates. A Closing Certificate of each Credit Party, dated as of the Amendment Effective Date, substantially in the form of Exhibit J to the Credit Agreement, duly executed by a Responsible Officer and the Secretary or any Assistant Secretary of each Credit Party, together with:

                        (A) original certificates of existence and good
            standing, dated not more than 10 days prior to the Amendment Effective Date, from appropriate officials of each Credit Party's respective state of incorporation or organization and certificates of good standing and authority to do business, dated not more than 10 days prior to Amendment Effective Date, from appropriate officials of any and all jurisdictions where each Credit Party's property or business makes qualification to transact business therein necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect;

                        (B) copies of Board Resolutions of each Credit Party
            approving the Loan Documents to which such Credit Party is a party and authorizing the transactions contemplated herein and therein, duly adopted at a meeting of, or by the unanimous written consent of, the Board of Directors of such Credit Party; and

                        (C) a copy of all Charter Documents of each Credit
            Party. The articles/certificate of incorporation (or equivalent limited liability company document) of each Credit Party shall be accompanied by an original certificate issued by the Secretary of the State of incorporation or organization of such Credit Party, dated not more than 10 days prior to the Amendment Effective Date, certifying that such copy is correct and complete.

            (iii) Mission Joplin Loan Documents. Such amendments and joinders to the existing Loan Documents and such additional Loan Documents as the Administrative Agent shall request, including, without limitation, a Joinder to Pledge Agreement, a Joinder to Security Agreement and such other Security Documents as are requested by the Collateral Agent in order grant to the Collateral Agent, for the benefit of the Banks, a duly perfected, first priority security interest in and Lien on all real and personal property of Mission Joplin and a duly perfected, first priority pledge of the Capital Securities of Mission Joplin.

            (iv) Other Documents. Such other approvals, opinions or documents, including financing statements, as the Administrative Agent or any Bank may request.

      (f) Fees and Expenses. The Administrative Agent shall have received for its own account and for the account of each Bank party to this Amendment, an amendment fee for each Bank party to this Amendment (collectively, the "Amendment Fees") in an amount equal to the product of (i) 0.125%, multiplied by, (ii) the sum of the amount of such Bank's Commitment, as computed on the Amendment Effective Date after to giving effect to any increases to such Bank's Commitment hereunder. The Amendment Fees shall be nonrefundable and shall be deemed to have been earned in full when this Amendment has been executed and delivered to the Administrative Agent by the Borrowers and Lenders constituting the Majority Lenders, whether or not the Amendment Effective Date occurs. In addition, the Borrowers shall pay the estimated fees, costs and out-of-pocket expenses incurred by counsel to the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, the Bastet/Mission Amendment, and all transaction contemplated hereby and thereby.

      Section 5. REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and the several Banks parties hereto to enter into this Amendment and to agree to grant the consents and make the amendments contained herein and in the Nexstar Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

      (a) Authorization; No Contravention. The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary partnership, corporate or limited liability company action, as applicable, and do not and will not (i) contravene the terms of any Charter Documents of the Borrowers, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which any Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which any Borrower is a party or its property is subject, or (iii) violate any Requirement of Law.

      (b) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with or approvals required under state blue sky securities laws or by any Governmental Authority is necessary or required in connection with the execution, delivery, performance or enforcement of this Amendment.

      (c) No Default. Upon and after the Amendment Effective Date hereof, no Default or Event of Default exists or is reasonably expected to occur under any of the Loan Documents. No Borrower is in default under or with respect to (i) its Charter Documents or (ii) any material Contractual Obligation of such Person. The execution, delivery and performance of this Amendment shall not result in any default under any Contractual Obligation of any Borrower in any respect.

      (d) Binding Effect. This Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles of general applicability.

      (e) Representations and Warranties. The representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, both before and after giving effect to this Amendment, as if such representations and warranties were being made on and as of the Amendment Effective Date.

      Section 6. MISCELLANEOUS

      (a) Ratification and Confirmation of Loan Documents. Except for the specific consent and amendments expressly set forth in this Amendment, the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not in any manner operate as a waiver of, consent to or amendment of any other term, provision, condition or covenant of the Credit Agreement or any other Loan Document. Without limiting the generality of the foregoing, the consents set forth in Section 3 of this Amendment shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to any other term provision, condition or covenant of the Credit Agreement or other Loan Documents; (ii) to prejudice any right or remedy that the Administrative Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or
(iii) to constitute a waiver of compliance or consent to noncompliance by any of the Credit Parties with respect to the terms, provisions, conditions and covenants of the Credit Agreement made the subject hereof.

      (b) Fees and Expenses. The Borrowers jointly and severally agree to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

      (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

      (d) APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

      (e) Counterparts and Amendment Effective Date. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective when each of the conditions precedent set forth in Section 4 of this Amendment have been satisfied (the "Amendment Effective Date").

      (f) Affirmation of Guarantees. Notwithstanding that such consent is not required thereunder, the undersigned Guarantors hereby consent to the execution and delivery of this Amendment and Nexstar Amendment and reaffirm their respective obligations under each of the Guaranty Agreements to which such Guarantors are parties.

      (g) Confirmation of Loan Documents and Liens. As a material inducement to the Banks to agree to grant the consents set forth herein, to amend the Credit Agreement as set forth herein and to enter into the Nexstar Amendment, the Original Borrowers and the Guarantors hereby (i) acknowledge and confirm the continuing existence, validity and effectiveness of the Loan Documents to which they are parties, including, without limitation the Guaranty Agreements, the Security Documents, and the Liens granted under the Security Documents, (ii) agrees that the execution, delivery and performance of this Amendment and the Nexstar Amendment shall not in any way release, diminish, impair, reduce or otherwise adversely affect such Loan Documents and Liens and (iii) acknowledges and agrees that the Liens granted under the Security Documents secure payment of the Obligations under the Loan Documents (including the all Loans made pursuant to the Commitments as increased hereby) in the same priority as on the date such Liens were created and perfected, and the performance and observance by the Borrowers and the other Credit Parties of the covenants, agreements and conditions to be performed and observed by each under the Credit Agreement, as amended hereby, and Nexstar Credit Agreement, as amended by the Nexstar Amendment. In furtherance of the foregoing, from and after the Amendment Effective Date the terms "Borrower" and "Borrowers" as used in the Loan Documents to which the Original Borrowers and the Guarantors are parties shall include Mission Joplin for all purposes.

      (h) FINAL AGREEMENT. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      [Remainder of Page Intentionally Left Blank; Signature Pages Follow]

                                                                    Exhibit 10.8

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the Amendment Effective Date.

                                    BORROWERS:

                                    BASTET BROADCASTING, INC.


                                    By:   /s/ Nancie J. Smith
                                       ---------------------------------------
                                    Name: Nancie J. Smith
                                    Title: Vice President


                                    MISSION BROADCASTING OF
                                    WICHITA FALLS, INC.


                                    By:   /s/ Nancie J. Smith
                                       ---------------------------------------
                                    Name: Nancie J. Smith
                                    Title: Vice President

                                    MISSION BROADCASTING OF
                                    JOPLIN, INC.


                                    By:   /s/ Nancie J. Smith
                                       ---------------------------------------
                                    Name: Nancie J. Smith
                                    Title: Vice President


                                    ADMINISTRATIVE AGENT AND BANKS:

                                    BANK OF AMERICA, N.A.,
                                    as Administrative Agent and as a Bank


                                    By:   /s/ Steven P. Renwick
                                       ---------------------------------------
                                    Name: Steven P. Renwick
                                    Title: Vice President

                                    BARCLAYS BANK PLC,
                                    as a Bank


                                    By:   /s/ Daniele Iacovone
                                       ---------------------------------------
                                    Name: Daniele Iacovone
                                    Title: Director


                                    FIRST UNION NATIONAL BANK,
                                    as a Bank


                                    By:   /s/ Lawrence P. Sullivan
                                       ---------------------------------------
                                    Name: Lawrence P. Sullivan
                                    Title: Vice President


                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as a Bank


                                    By:   /s/ Michael J. Homeyer
                                       ---------------------------------------
                                    Name: Michael J. Homeyer
                                    Title: Vice President


                                    CIBC INC.,
                                    as a Bank


                                    By:   /s/ Joan S. Griffin
                                       ---------------------------------------
                                    Name: Joan S. Griffin
                                    Title: Executive Director

GUARANTORS (for purposes of Section 6(f) and Section 6(g) hereof):

NEXSTAR BROADCASTING GROUP, L.L.C.
NEXSTAR FINANCE, L.L.C.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, INC.
NEXSTAR BROADCASTING OF JOPLIN, INC.
NEXSTAR BROADCASTING OF ERIE, INC.
NEXSTAR BROADCASTING OF BEAUMONT/PORT ARTHUR, INC.
NEXSTAR BROADCASTING OF WICHITA FALLS, INC.
NEXSTAR BROADCASTING OF ROCHESTER, INC.
NEXSTAR BROADCASTING OF ABILENE, INC.
ERC HOLDINGS, INC.
NEXSTAR MIDWEST HOLDINGS, INC.
NEXSTAR BROADCASTING OF CHAMPAIGN, INC.
NEXSTAR BROADCASTING OF PEORIA, INC.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, INC.
NEXSTAR BROADCASTING OF LOUISIANA, INC.
NEXSTAR FINANCE HOLDINGS, L.L.C.
NEXSTAR FINANCE HOLDINGS II, L.L.C.
NEXSTAR FINANCE HOLDINGS, INC.
NEXSTAR BROADCASTING OF ABILENE, L.L.C.
NEXSTAR BROADCASTING OF BEAUMONT/ PORT ARTHUR, L.L.C.
NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
ENTERTAINMENT REALTY CORPORATION
NEXSTAR BROADCASTING OF ERIE, L.L.C.
NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
NEXSTAR BROADCASTING OF THE MIDWEST, INC.
NEXSTAR BROADCASTING GROUP, INC.
NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
NEXSTAR FINANCE, INC.
NEXSTAR BROADCASTING OF PEORIA, L.L.C.
NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


By:  /s/ Shirley Green
     -------------------------------------
Title: Vice President, Finance of each of the
       above-named entities

                                                                    Exhibit 10.8

                                  SCHEDULE 2.01

                                   COMMITMENTS

                       Bank                 Revolving Commitment
                       ----                 --------------------
            Bank of America, N.A.              $20,247,272.70
            Barclays Bank PLC                  $11,600,000.00
            CIBC Inc.                           $7,170,909.10
            U.S. Bank National Association      $9,490,909.10
            First Union National Bank           $9,490,909.10
                                               --------------
                              TOTAL:           $58,000,000.00